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                                                                    EXHIBIT 10.2

                        FAMILY HOME HEALTH SERVICES INC.

                                 2006 STOCK PLAN

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                        FAMILY HOME HEALTH SERVICES, INC.

                                 2006 STOCK PLAN

                                TABLE OF CONTENTS

SECTION 1 ESTABLISHMENT AND PURPOSE.........................................   1
   (a) Purpose..............................................................   1
   (b) Adoption and Term....................................................   1

SECTION 2 ADMINISTRATION....................................................   1

   (a) Board of Directors/Committee(s)......................................   1
   (b) Authority............................................................   1
   (c) Indemnification......................................................   2

SECTION 3 ELIGIBILITY ......................................................   2

SECTION 4 SHARES OF COMMON STOCK SUBJECT TO THE PLAN........................   3

   (a) Shares Subject to the Plan...........................................   3
   (b) Shares Subject to Terminated or Forfeited Awards or Withholding Tax..   3

SECTION 5 RESTRICTED STOCK..................................................   3

   (a) Grant of Restricted Stock............................................   3
   (b) Establishment of Performance Criteria and Restrictions...............   3
   (c) Restricted Stock Shares Certificates.................................   4
   (d) Voting and Dividend Rights...........................................   4
   (e) Restricted Stock Agreements..........................................   4
   (f) Time Vesting.........................................................   4
   (g) Acceleration of Vesting..............................................   5

SECTION 6 TERMS AND CONDITIONS OF OPTIONS...................................   5

   (a) Power to Grant Options...............................................   5
   (b) Optionee to Have No Rights as a Stockholder..........................   5
   (c) Incentive Stock Options (ISOs).......................................   5
   (d) Option Agreements....................................................   7
   (e) Conditions for Exercise and Term of Options..........................   7
   (f) Exercise Price and Procedures........................................   7
   (g) Effect of Termination of Service.....................................   7
   (h) Limited Transferability of Options...................................   8


                                        i

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
   (i) Acceleration of Exercise Time........................................    8
   (j) Modification, Extension and Assumption of Options....................    8

SECTION 7 TAX WITHHOLDING...................................................    9

   (a) Taxes and Withholding for Options....................................    9
   (b) Taxes and Withholding for Restricted Stock...........................    9

SECTION 8 ADJUSTMENT OF SHARES..............................................    9

   (a) General..............................................................    9
   (b) Mergers and Consolidations...........................................    9
   (c) Reservation of Rights................................................   10

SECTION 9 MISCELLANEOUS.....................................................   10

   (a) Regulatory Approvals.................................................   10
   (b) Compliance with Section 16(b) of the Securities Exchange Act.........   11
   (c) Compliance with Code Section 162(m)..................................   11
   (d) Strict Construction..................................................   11
   (e) Choice of Law........................................................   11

SECTION 10 NO RETENTION RIGHTS..............................................   11

SECTION 11 DURATION AND AMENDMENTS..........................................   11

   (a) Term of the Plan.....................................................   11
   (b) Right to Amend or Terminate the Plan.................................   12
   (c) Effect of Amendment or Termination...................................   12

SECTION 12 DEFINITIONS .....................................................   12

SECTION 13 EXECUTION .......................................................   15


                                       ii
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                        FAMILY HOME HEALTH SERVICES INC.

                                 2006 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

     (A) PURPOSE. The purpose of the Plan is to promote the interests of Family Home Health Services Inc. (the "Company") and its stockholders by providing selected individuals with additional incentives to continue and to increase their efforts with respect to achieving success in the business of the Company and attracting and retaining the best available personnel to participate in the ongoing business operations of the Company. The Plan provides both for the direct award of Restricted Stock and for the grant of Options to purchase shares of Common Stock. Options granted under the Plan may include Nonstatutory Options as well as Incentive Stock Options ("ISOs") intended to qualify under Section 422 of the Code. Capitalized terms are defined in Section 12.

     (B) ADOPTION AND TERM. The Plan has been approved by the Board of Directors of the Company, and subject to the approval of a majority of the voting power of the stockholders of the Company is effective August 8, 2006. The Plan will remain in effect until terminated or abandoned by action of the Board of Directors except as otherwise provided in Section 11.

SECTION 2. ADMINISTRATION.

     (A) BOARD OF DIRECTORS/COMMITTEE(S). The Plan shall be administered by the entire Board of Directors or one or more Committees appointed by the Board of Directors, including the Section 162(m) Subcommittee. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. Members of the Committee shall serve for such period of time as the Board of Directors may determine and shall be subject to removal by the Board of Directors at any time. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authorities previously delegated to the Committee.

     (B) AUTHORITY. Subject to the terms and conditions of the Plan, the Committee or the Section 162(m) Subcommittee, as applicable, shall have the sole discretionary authority:

     (a)  to authorize the granting of Restricted Stock Awards or Options;

     (b) to select any Reporting Persons who are to be granted Restricted Stock Awards or Options under the Plan and to determine the

          Restricted Stock Awards or Options, subject to the limitations provided herein to be granted to each Reporting Person;

     (c)  to construe and interpret the Plan;

     (d)  to establish and modify administrative rules for the Plan;

     (e) to impose such conditions and restrictions with respect to the Restricted Stock Awards or Options, not inconsistent with the terms of the Plan, as it determines appropriate;

     (f) to execute or cause to be executed Option and Restricted Stock Agreements; and

     (g) generally, to exercise such power and perform such other acts in connection with the Plan and the Options and Awards and to make all determinations under the Plan as it may deem necessary or advisable or as required, provided or contemplated hereunder.

     Notwithstanding the foregoing, the Committee may not delegate a power if the delegation of such power would cause the Plan to fail to satisfy the plan administration requirements set forth in Rule 16b-3(c) promulgated under the Exchange Act or Section 162(m) of the Code and the regulations promulgated thereunder. Any person delegated or designated by the Committee shall be subject to the same obligations and requirements imposed on the Committee and its members under the Plan.

     (C) INDEMNIFICATION. To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and every other director, as well as any other Employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or (ii) the individual fails to assist the Company in defending against any such claim. The Company shall have the right to select counsel and to control the prosecution or defense of the suit. The Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

SECTION 3. ELIGIBILITY.

     Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the award of Restricted Stock under the Plan. Only Employees shall be eligible for the grant of ISOs.

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SECTION 4. SHARES OF COMMON STOCK SUBJECT TO PLAN.

     (A) SHARES SUBJECT TO THE PLAN. The Restricted Stock and Option Stock made the subject of Restricted Stock Awards and Options granted under the Plan may be shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 3,500,000 shares of Common Stock, subject to adjustment pursuant to Section 8. The number of shares that are subject to Options or Restricted Stock at any time under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient shares of Common Stock to satisfy the requirements of the Plan.

     (B) SHARES SUBJECT TO TERMINATED OR FORFEITED AWARDS OR WITHHOLDING TAX. In the event that any outstanding Option or Restricted Stock Award for any reason expires or is canceled, forfeited or otherwise terminated, the shares allocable to the unexercised portion of such Option or Award shall again be available for the purposes of the Plan. If a Participant elects or is deemed to have elected to have shares of Restricted Stock withheld in satisfaction of tax withholding obligations prior to March 31, 2016, the withheld shares of Restricted Stock shall, for purposes of this Section 4 be considered to have been surrendered and shall therefore be available for Awards subsequently granted under the Plan.

SECTION 5. RESTRICTED STOCK.

     (A) GRANT OF RESTRICTED STOCK. The Committee may cause the Company to issue shares of Restricted Stock under the Plan, subject to such restrictions, conditions and other terms as the Committee may determine in addition to those set forth herein. The maximum aggregate number of shares of Restricted Stock which may be granted to any one Employee during a 12-consecutive month period shall be limited to 500,000 shares. For purposes of calculating the maximum number of shares of Restricted Stock granted during a 12-consecutive month period to an Employee who is subject to Code Section 162(m), any shares that are granted and subsequently cancelled or surrendered during such 12-month period, including shares surrendered or cancelled for tax withholding purposes shall continue to be counted against the maximum number of shares which may be granted to such Employee pursuant to the Plan during such period. Notwithstanding the foregoing, to the extent an adjustment is made to the Common Stock to reflect a change in the corporate capitalization of the Company pursuant to Section 8, the additional shares of Restricted Stock, if any, shall not be counted against the maximum number of shares which may be granted to the Participant.

     (B) ESTABLISHMENT OF PERFORMANCE CRITERIA AND RESTRICTIONS. Restricted Stock Awards will be subject to time vesting under paragraph (f) of this Section
5. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than time vesting, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted

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Stock. Corporate or individual performance criteria include, but are not limited to, designated levels or changes in total shareholder return, net income, total asset return, EBIDTA, or such other financial measures or performance criteria as the Committee may select. Such restrictions shall be set forth in the Participant's Restricted Stock Agreement.

     (C) RESTRICTED STOCK SHARE CERTIFICATES. Restricted Stock awarded to a Participant may be held under the Participant's name in a book entry account maintained by or on behalf of the Company. Upon vesting of the Restricted Stock, the Company will establish procedures regarding the delivery of share certificates or the transfer of shares in book entry form. None of the Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the date on which such Restricted Stock vests in accordance with the Plan.

     (D) VOTING AND DIVIDEND RIGHTS. Except as otherwise determined by the Committee either at the time Restricted Stock is awarded or at any time thereafter prior to the lapse of the restrictions, holders of Restricted Stock shall have the right to vote such shares and the right to receive any dividends with respect to such shares, whether or not the shares of Restricted Stock are vested. All distributions, if any, received by the Participant with respect to Restricted Stock as a result of any stock split, stock distributions, combination of shares, or other similar transaction shall be subject to the restrictions of the Plan.

     (E) RESTRICTED STOCK AGREEMENTS. The terms of the Restricted Stock granted under the Plan shall be as set forth in a written agreement (a "RESTRICTED STOCK AGREEMENT") in such form as the Committee shall from time to time determine. Each Restricted Stock Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee may deem appropriate. No person shall have any rights under the Plan unless and until the Company and the Participant have executed a Restricted Stock Agreement setting forth the grant and the terms and conditions of the Restricted Stock. The terms of the Plan shall govern all Restricted Stock granted under the Plan. In the event that any provision of a Restricted Stock Agreement shall conflict with any term in the Plan as constituted on the Date of Grant, the term in the Plan shall control.

     (F) TIME VESTING. Except in the case of the death or Disability of a Participant, and subject to the provisions of paragraph (g) of this Section 5, the Restricted Stock granted under the Plan will vest in accordance with the following schedule:

Completed Years of Employment       Cumulative
      From Date of Grant        Vesting Percentage
-----------------------------   ------------------
          0                            33.3%
          1                            66.6%
          2 or more                     100%

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     In the event a Participant terminates employment prior to 100% vesting, any shares of Restricted Stock which are not vested shall be forfeited immediately and permanently. However, a Participant shall be 100% vested in his Restricted Stock in the event he terminates employment by reason of death or Disability. A Participant shall also be 100% vested in his Restricted Stock on the date of a Change of Control. The Committee may approve Restricted Stock grants that provide alternate vesting schedules. Fractional shares shall be rounded down.

     (G) ACCELERATION OF VESTING. Notwithstanding anything to the contrary in the Plan, the Committee, in its discretion, may accelerate, in whole or in part, the vesting schedule applicable to a grant of Restricted Stock.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

     (A) POWER TO GRANT OPTIONS. The maximum aggregate number of shares of Common Stock with respect to which Options may be granted to any one Employee during the calendar year shall be limited to 500,000 shares. For purposes of calculating the number of shares with respect to which Options have been granted to an Employee for any such period, any shares subject to an Option that is granted and subsequently cancelled or surrendered during such period shall continue to be counted against the maximum number of shares which may be granted to such Employee pursuant to the Plan during such period. Subject to this maximum share limitation, the Committee may grant to such Employees or persons as the Committee may select, Options entitling the Optionee to purchase shares of Common Stock from the Company in such quantity, and on such terms and subject to such conditions not inconsistent with the terms of the Plan, as may be established by the Committee at the time of grant or pursuant to applicable resolution of the Committee.

     (B) OPTIONEE TO HAVE NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder of the Company with respect to the shares of Common Stock made subject to an Option unless and until such Optionee exercises such Option and is issued the shares purchased thereby. No adjustments shall be made for distributions, dividends, allocations, or other rights with respect to any shares of Common Stock prior to the exercise of such Option.

     (C) INCENTIVE STOCK OPTIONS ("ISOS"). The terms specified below shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this paragraph (c), all of the provisions of the Plan shall be applicable to Incentive Stock Options. Options that are specifically designated as Nonstatutory Options are not subject to the terms of this paragraph (c).

          (1) Eligibility. Incentive Options may only be granted to Employees.

          (2) Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the Date of Grant) for which one or more Incentive Options granted to any Employee pursuant to the Plan (or any other option plan of the

Company or any parent or subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000. To the extent that an Optionee's Options exceed that limit, they will be treated as Nonstatutory Options (but all of the other provisions of the Option shall remain applicable), with the first Options that were awarded to Optionee to be treated as Incentive Stock Options.

          (3) Restrictions on Sale of Shares. Shares issued pursuant to the exercise of an Incentive Stock Option may not be sold by the Employee until the expiration of 12 months after exercise and 24 months from the Date of Grant. Shares that do not satisfy these restrictions shall be treated as a grant of Nonstatutory Options.

          (4) Special Rules for Incentive Stock Options Granted to 10% Stockholder.

               (a) Exercise Price. If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, the Exercise Price of the Incentive Stock Option must be at least 110% of the Fair Market Value of the Company's Common Stock.

               (b) Term of Option. If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Option term shall not exceed five years measured from the date the Incentive Stock Option is granted.

               (c) Definition of 10% Stockholder. For purposes of the Plan, an Employee is deemed to be a "10% Stockholder" if he owns more than 10% of the Company or any parent or subsidiary.

          (5) Special Rules for Exercise of Incentive Stock Options Following Termination of Employment.

               (a) Disability. In order to preserve tax treatment as an Incentive Stock Option, vested and outstanding Incentive Stock Options must be exercised by an Optionee who becomes Disabled no later than the earlier of (i) 12 months following the date of Disability, or (ii) the expiration date of the Incentive Stock Option.

               (b) Termination For Reason Other Than Death or Disability. In order to preserve tax treatment as an Incentive Option, vested and outstanding Incentive Stock Options must be exercised by an Optionee no later than the earlier of: (i) three (3) months following the date the Optionee terminates employment for any reason other than death or Disability; or (ii) the expiration date of the Incentive Stock Option.

     (D) OPTION AGREEMENTS. The terms of any Option shall be as set forth in a written stock option agreement (an "OPTION AGREEMENT") in such form as the Committee shall from time to time determine. Each Option Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee may deem appropriate. In the event that any provision of an Option granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan constituted on the Date of Grant of such Option shall control. No person shall have any rights under any Option granted under the Plan unless and until the Company and the Optionee have executed an Option Agreement setting forth the grant and the terms and conditions of the Option.

     (E) CONDITIONS FOR EXERCISE AND TERM OF OPTIONS. Each Option granted under the Plan shall vest and become exercisable as provided in the Option Agreement. No Option shall have a term in excess of ten (10) years measured from the date that the Option is granted.

     (F) EXERCISE PRICE AND PROCEDURES.

          (1) Exercise Price. The Exercise Price means the price per share at which an Optionee may exercise his Option to acquire all or a portion of the shares of Common Stock that are the subject of such Option, as determined by the Committee on the Date of Grant. Notwithstanding the foregoing, in no event shall the Exercise Price of any Common Stock made the subject of an Option be less than the Fair Market Value of such Common Stock, determined as of the Date of Grant.

          (2) Exercise Procedures. Each Option granted under the Plan shall be exercised by providing written notice to the Committee, together with payment of the Exercise Price, which notice and payment must be received by the Committee on or before the earlier of (i) the date such Option expires, and (ii) the last date on which such Option may be exercised as provided in paragraph (g) of this
Section 6.

          (3) Payment of Exercise Price. The Exercise Price times the number of the shares to be purchased upon exercise of an Option granted under the Plan shall be paid in full at the time of exercise: (i) in cash or by certified check, in United States dollars; (ii) in the discretion of the Committee, by the delivery of shares of Common Stock with a Fair Market Value at the time of exercise equal to the Exercise Price times the number of shares subject to the Option being purchased; or (iii) in the discretion of the Committee, by delivery to the Company or its designated agent of an executed irrevocable exercise form together with irrevocable instructions to a broker/dealer to sell (or margin) a sufficient number of the shares and deliver the sale (or margin loan) proceeds directly to the Company to pay the aggregate Exercise Price; or (iv) in the discretion of the Committee, a combination of the methods described in (i), (ii) and (iii).

     (G) EFFECT OF TERMINATION OF SERVICE. Subject to paragraph (c) of this
Section 6 with respect to Incentive Stock Options, the following provisions shall govern the exercise of any Options granted to an Optionee that are vested and outstanding at the time Optionee's Service ceases:

          (1) Termination of Employment for Reasons Other than Death, Disability or a Termination for Misconduct. Should Optionee's Service with the Company cease for any reason other than death, Disability or a termination for Misconduct (as determined by the Committee), then each Option shall remain exercisable until the close of business on the earlier of (i) 12 months following the date Optionee's Service ceased or (ii) the expiration date of the Option.

          (2) Termination of Employment Due to Death or Disability. Should Optionee's Service cease due to death or Disability, then each Option shall remain exercisable until the close of business on the earlier of (i) the 18 month anniversary of the date Optionee's Service ceased, or (ii) the expiration date of the Option.

          (3) Termination for Misconduct. Should Optionee's Service be terminated for Misconduct or if an Optionee engages in Misconduct while his Option remains outstanding, each outstanding Option granted to Optionee (whether vested or unvested) shall terminate immediately.

     (H) LIMITED TRANSFERABILITY OF OPTIONS. An Option shall be exercisable only by Optionee during his lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following Optionee's death.

     (I) ACCELERATION OF EXERCISE TIME. Notwithstanding anything to the contrary in the Plan, the Committee, in its discretion, may allow the exercise in whole or in part, at any time after the Date of Grant, of any Option held by an Optionee, which Option has not previously become exercisable. In the event of a Change of Control of the Company, the Committee, in its discretion may provide that Options shall become 100% vested and exercisable on the date of the Change of Control.

     (J) MODIFICATION, EXTENSION, CANCELLATION AND REGRANT. Within the limitations of the Plan and after taking into account any possible adverse tax or accounting consequences, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

SECTION 7. TAX WITHHOLDING.

     (A) TAX WITHHOLDING FOR OPTIONS. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment in cash in United States dollars from an Optionee or beneficiary in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares of Common Stock issuable under such Optionee's Option, and the Company may defer payment or issuance of the shares of Common Stock upon such Optionee's exercise of an Option unless indemnified to its satisfaction against any liability for such tax. The amount of any such withholding shall be determined by the Company.

     (B) TAX WITHHOLDING FOR RESTRICTED STOCK. When a Participant incurs tax liability in connection with the vesting or lapse of a restriction of Restricted Stock, and the Participant is obligated to pay an amount required to be withheld under applicable tax laws, the withholding tax obligation will be satisfied by withholding from shares to be issued upon lapse of such restriction that number of shares of Common Stock having a Fair Market Value equal to the minimum amount required to be withheld (but in no event any more than the minimum amount required to be withheld). The Company will establish the procedures for selling shares needed to satisfy the tax withholding liability, which procedures may include selling shares on the open market or the Company's purchase of such shares or such other procedures as the Company deems desirable. The Participant also has the option to make payment in cash in United States dollars in lieu of the share withholding described above pursuant to procedures established by the Company. The amount of any such withholding shall be determined by the Company.

SECTION 8. ADJUSTMENT OF SHARES; CHANGE OF CONTROL.

     (A) GENERAL. Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Committee shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable pursuant to the Plan, (ii) the number and/or class of securities and the Exercise Price per share in effect for each outstanding Option in order to prevent the dilution or enlargement of benefits, and (iii) the number of shares of Restricted Stock granted.

     (B) CHANGE OF CONTROL. In the event that the Company is a party to a Change of Control, any and all outstanding Options or unvested shares of Restricted Stock shall automatically vest immediately.

     (C) RESERVATION OF RIGHTS. Except as provided in this Section 8, an Optionee Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, or (ii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares subject to an Option or Restricted Stock Award. The grant of an Option or Restricted Stock Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9. MISCELLANEOUS.

     (A) REGULATORY APPROVALS. The implementation of the Plan, the granting of any Options or Restricted Stock awards under the Plan, and the issuance of any shares of Common Stock upon the exercise of any Option, or lapse of restrictions on Restricted Stock shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Restricted Stock granted, and the shares of Common Stock issued pursuant to it.

     (B) COMPLIANCE WITH SECTION 16(B) OF THE EXCHANGE ACT. With respect to Reporting Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act and in all events the Plan shall be construed in accordance with Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee. The Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors of the Company, subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     (C) COMPLIANCE WITH CODE SECTION 162(M). This Plan is intended to comply with all applicable provisions of Section 162(m) of the Code. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

     (D) STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Committee, the Company, parent or subsidiary or any other person in the interpretation of any of the terms of the Plan, any Option or Restricted Stock Award granted under the Plan or any rule or procedure established by the Committee.

     (E) CHOICE OF LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the internal laws of the State of Michigan and construed in accordance therewith.

SECTION 10. NO RETENTION RIGHTS.

     Nothing in the Plan or in any Option or Restricted Stock Award granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the

Company (or any parent or subsidiary employing or retaining the Participant or Optionee) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11. DURATION AND AMENDMENTS.

     (A) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or Restricted Stock Awards that have already occurred shall be rescinded, and no additional grants or awards shall be made thereafter under the Plan. The Plan shall terminate automatically ten (10) years after its adoption only with respect to the Company's ability to grant ISOs under the Plan and may be terminated at any date by the Board of Directors pursuant to paragraph (b) below.

     (B) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that certain amendments, including amendments that increase the number of shares or Common Stock available for issuance under the Plan (except as provided in Section 8) or change the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's stockholders.

     (C) EFFECT OF AMENDMENT OR TERMINATION. No shares of Common Stock shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any shares of Restricted Stock previously issued or any Option previously granted under the Plan.

SECTION 12. DEFINITIONS.

     (A) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

     (B) "CHANGE OF CONTROL" shall mean:

          (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

          (2) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     (C) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (D) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2(a).

     (E) "COMMON STOCK" shall mean the common stock of the Company, par value $0.001 per share.

     (F) "COMPANY" shall mean Family Home Health Services, Inc., a Nevada corporation.

     (G) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a parent or a subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

     (H) "DATE OF GRANT" means the date on which the Committee grants Restricted Stock or an Option pursuant to the Plan.

     (I) "DISABILITY" shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of 12 months or more.

     (J) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a parent or a subsidiary.

     (K) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (L) "EXERCISE PRICE" with respect to an Option, means the price per share at which an Optionee may exercise his Option to acquire all or a portion of the shares of Common Stock that are the subject of such Option, as determined by the Committee on the Date of Grant. Notwithstanding the foregoing, in no event shall the Exercise Price of any Common Stock made the subject of an Option.

     (M) "FAIR MARKET VALUE" per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (1) If the Common Stock is at the time listed on the American Stock Exchange ("AMEX"), then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on AMEX and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (2) If the Common Stock is not listed on AMEX but is at the time listed on any other stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (3) If the Common Stock is at the time neither listed on AMEX or any stock exchange, then the Fair Market Value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

     (N) "INCENTIVE STOCK OPTION" OR "ISO" shall mean a stock option intended to satisfy the requirements of Section 422(b) of the Code.

     (O) "MISCONDUCT" shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by Participant of confidential information or trade secrets of the Company (or any parent or subsidiary), or any other intentional misconduct by Participant adversely affecting the business or affairs of the Company (or any parent or subsidiary) in a material manner; provided, however, that if the term or concept has been defined in an employment agreement between the Company and Participant, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Company (or any parent or subsidiary) to discharge or dismiss any Participant or other person in the Service of the Company (or any parent or subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or any Restricted Stock Agreement or Option Agreement to constitute grounds for termination for Misconduct.

     (P) "NONSTATUTORY OPTION" shall mean a stock option not intended to satisfy the requirements of Section 422(b) of the Code.

     (Q) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase shares of Common Stock.

     (R) "OPTION STOCK" shall mean those shares of Common Stock made the subject of an Option granted pursuant to the Plan.

     (S) "OPTIONEE" shall mean an individual who is granted an Option.

     (T) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

     (U) "PARTICIPANT" means a person who has an outstanding Award under the Plan. The term Participant also refers to an Optionee.

     (V) "PLAN" shall mean this Family Home Health Services, Inc. 2006 Stock
Plan.

     (W) "REPORTING PERSONS" means any and all Employees subject to Section 16 of the Exchange Act.

     (X) "RESTRICTED STOCK" means those shares of Common Stock made the subject of an Award granted under the Plan.

     (Y) "RESTRICTED STOCK AWARD" means individually or collectively, a grant of Restricted Stock under this Plan.

     (Z) "SECTION 162(M) SUBCOMMITTEE" shall be a subcommittee of the Board comprised solely of two or more members of the Board, as determined by the Board from time to time, each of whom shall be (i) a "non-employee director" as that term is defined and interpreted pursuant to Rule 16b-3 promulgated under Section 16 of the Exchange Act and (ii) an "outside director" as that term is defined and interpreted pursuant to section 162(m) of the Code and the regulations thereunder. The purpose of the Section 162(m) Subcommittee is to approve Restricted Stock awards to "covered employees" (as defined in Code Section 162(m)) so that the Restricted Stock can qualify as performance-based compensation under Code Section 162(m).

     (AA) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

SECTION 13. EXECUTION.

     To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                        FAMILY HOME HEALTH SERVICES INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


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